REVENUE AND DEFERRED REVENUE	12 Months Ended
Dec. 31, 2022
REVENUE AND DEFERRED REVENUE
REVENUE AND DEFERRED REVENUE

4. REVENUE AND DEFERRED REVENUE

The following table presents the Group’s revenues from contracts with customers disaggregated by timings of revenue recognition:

	For the year ended December 31,
	2020	2021	2022	2022
	RMB	RMB	RMB	US$
	(in thousands)
Revenues:
Recognized over time	429,633	831,363	898,233	130,232
Recognized at a point in time	102,282	113,359	87,284	12,655
Total revenues	531,915	944,722	985,517	142,887

Contract cost

Deferred channel and other costs were recorded under “Prepayment and other current assets” (Note 6). For the years ended December 31, 2020, 2021 and 2022, the Group recognized RMB89,444 thousand, RMB170,068 thousand and RMB184,891 thousand (US$26,807 thousand), respectively, of amortization of deferred channel costs as “Cost of revenues”. There was no impairment recognized to the deferred costs during the years ended December 31, 2020, 2021 and 2022.

4. REVENUE AND DEFERRED REVENUE (Continued)

Deferred revenue and customer advances

Deferred revenue and customer advances primarily consist of deferred revenue from online subscriptions and advanced consideration received from customers for the sales of offline products and others, which are recognized as contract liability until services are provided to the customers and products are delivered at customers. The significant increase of deferred revenue and customer advances balance during the year ended December 31, 2022 was attributable to increased subscription fees received from the customers due to business growth.

Revenue recognized during the year ended December 31, 2022 that was included in the deferred revenue and customer advances balance of RMB302,980 thousand at January 1, 2022 was RMB299,130 thousand (US$43,370 thousand).